Exhibit 99.1

SOLID POWER REPORTS FULL YEAR 2025 RESULTS

LOUISVILLE, Colo., February 24, 2026 – Solid Power, Inc. (Nasdaq: SLDP), a leading developer of solid-state battery technology, today announced its operational and financial results for the full year 2025 and provided its outlook and objectives for 2026.

Recent Business Highlights

•	Announced a Joint Evaluation Agreement with Samsung SDI and BMW to progress the development of all-solid-state batteries, marking meaningful progress on our path towards commercialization and validating our electrolyte sampling efforts.

•	Conducted detailed design for a continuous electrolyte production pilot line, which we expect to install and commission by the end of 2026.

•	Executed on our line installation agreement with SK On, completing factory acceptance testing and nearing completion of site acceptance testing at SK On’s facility.

•	Advanced electrolyte innovation and performance by leveraging internal feedback and customer input to drive expected improvements.

•	Remained fiscally disciplined, with 2025 cash investment coming in at the lower end of our expected range of $85 million to $95 million, and raised net proceeds of $89.4 million through sales of common stock under an at-the-market (ATM) offering program.

"2025 was a year of strong progress for Solid Power," said John Van Scoter, President and Chief Executive Officer of Solid Power. "We advanced our electrolyte technology and executed on our roadmap toward scalable production. We made encouraging progress with our partners on multiple fronts, ranging from BMW’s introduction of an i7 test vehicle featuring our cells and solid-state battery technology to our progress installing a pilot cell manufacturing line at SK On’s facility.”

2025 Financial Highlights

Solid Power delivered $21.7 million in revenue during 2025, an increase of $1.6 million compared to 2024. The increase was driven primarily by work performed under our line installation agreement with SK On.

Operating expenses were $122.6 million in 2025 compared to $125.5 million in 2024 driven by research and development costs and equipment purchases and services performed in support of the SK On agreements. 2025 operating loss was $100.8 million, and 2025 net loss was $93.4 million, or $0.51 per share.

Balance Sheet and Liquidity

Solid Power’s liquidity position remains strong. Total liquidity as of December 31, 2025, was $336.5 million, an increase of $9.0 million compared to December 31, 2024, as shown below.

	December 31,
(in thousands)	2025	2024
Cash and cash equivalents	$21,607	$25,413
Available-for-sale securities	314,843	302,057
Total liquidity	$336,450	$327,470

As of December 31, 2025, contract assets and accounts receivables were $9.6 million and total current liabilities were $16.8 million. Solid Power raised net proceeds of $56.0 million under an at-the-market (ATM) offering program during the fourth quarter of 2025, bringing 2025 net proceeds from the ATM to $88.8 million.

2025 capital expenditures totaled $10.2 million, primarily representing costs for planned construction of our continuous electrolyte production pilot line. Our 2025 final cash investment of $84.5 million, which includes cash used in operations and capital expenditures, came in at the lower end of our revised cash investment guidance.

2026 Outlook

Solid Power remains committed to delivering on the following key objectives for 2026:

•	Strengthen relationships with our partners through continued execution.

•	Continue executing on our electrolyte development roadmap, including exploring potential partnership opportunities for commercial-scale electrolyte production.

•	Promote electrolyte product competitiveness, leveraging the Electrolyte Innovation Center and cell research and development to support customer success.

•	Remain fiscally disciplined while continuing to invest appropriately in technology development and process improvements.

The company expects 2026 cash investment, representing cash used in operations and capital expenditures, to be in the range of $85 million to $100 million.

“In 2026, we will continue to drive toward commercialization of our ASSB technology. We started the year off strong with a $130 million registered direct offering in January,” said Van Scoter. “This funding surpassed our initial expectations and serves to strengthen our financial position, extend our runway, and support advancement of our electrolyte technology and progress toward commercialization.”

Webcast and Conference Call

Solid Power will host a conference call at 2:30 p.m. MT (4:30 p.m. ET), today, February 24, 2026. Participating on the call will be John Van Scoter, President and Chief Executive Officer, and Linda Heller, Chief Financial Officer.

The call may be accessed through a live audio webcast on Solid Power’s Investor Relations website at www.solidpowerbattery.com/investor-relations. An audio replay will be available at the same location.

About Solid Power, Inc.

Solid Power is developing solid-state battery technology to enable the next generation of batteries for the fast-growing EV and other markets. Solid Power’s core technology is its electrolyte material, which Solid Power believes can enable extended driving range, longer battery life, improved safety, and lower cost compared to traditional lithium-ion. Solid Power’s business model – selling its electrolyte to cell manufacturers and licensing its cell designs and manufacturing processes – distinguishes the company from many of its competitors who plan to be commercial battery manufacturers. Ultimately, Solid Power endeavors to be a leading producer and distributor of sulfide-based solid electrolyte material for powering both EVs and other applications. For more information, visit http://www.solidpowerbattery.com/.

Forward-Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2026; our future financial performance, strategy, expansion plans, including plans related to the expansion of our electrolyte production capabilities, market opportunity, operations, and operating results; estimated revenues or losses; projected costs; future prospects; and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and our ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our partnerships, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and execute commercial agreements with our partners and customers on commercially reasonable terms; (v) broad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (vii) our ability to protect and maintain our owned and exclusively-licensed intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respect to our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays in the construction and operation of facilities that meet our short-term research and development and long-term electrolyte production requirements; (x) changes in applicable laws or regulations, including tariffs; (xi) risks relating to, and potential liabilities resulting from, our information technology infrastructure and data security incidents, threats, breaches, or attacks; and (xii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”) and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the “SEC”), all of which are, or will be, in the case of the Form 10-K, available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Contacts

investors@solidpowerbattery.com

press@solidpowerbattery.com

Source: Solid Power, Inc.

Solid Power, Inc.

Consolidated Balance Sheets

(in thousands, except par value and number of shares)

	December 31,
	2025	2024
Assets
Current Assets
Cash and cash equivalents	$21,607	$25,413
Marketable securities	229,177	92,784
Accounts receivable	2,155	1,393
Contract assets	7,490	—
Prepaid expenses and other current assets	6,998	5,646
Total current assets	267,427	125,236
Long-Term Assets
Property, plant and equipment, net	86,318	97,208
Right-of-use operating lease assets, net	6,727	7,490
Investments	86,997	210,400
Intangible assets, net	2,166	2,072
Other assets	1,059	1,577
Loan receivable from equity method investee	4,398	4,267
Total long-term assets	187,665	323,014
Total assets	$455,092	$448,250
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current Liabilities
Accounts payable and other accrued liabilities	$8,521	$8,409
Deferred revenue	198	3,150
Deferred revenue from related parties	172	—
Accrued compensation	7,043	7,578
Operating lease liabilities	861	833
Total current liabilities	16,795	19,970
Long-Term Liabilities
Warrant liabilities	13,881	8,735
Operating lease liabilities	7,129	8,023
Other liabilities	1,113	1,208
Total long-term liabilities	22,123	17,966
Total liabilities	38,918	37,936
Mezzanine Equity
Mezzanine equity	470	34
Stockholders’ Equity
Common stock, $0.0001 par value; 2,000,000,000 shares authorized; 201,181,175 and 180,364,028 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	20	18
Additional paid-in capital	690,234	591,394
Accumulated deficit	(274,904)	(181,171)
Accumulated other comprehensive income (loss) (AOCI)	354	39
Total stockholders’ equity	415,704	410,280
Total liabilities, mezzanine equity and stockholders’ equity	$455,092	$448,250

Solid Power, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except number of shares and per share amounts)

	For the Years Ended December 31,
	2025	2024
Revenue
Revenue	$17,913	$20,139
Grant income	3,834	—
Total revenue and grant income	21,747	20,139
Operating Expenses
Direct costs	20,649	20,284
Research and development	72,513	73,341
Selling, general and administrative	29,417	31,847
Total operating expenses	122,579	125,472
Operating Loss	(100,832)	(105,333)
Nonoperating Income and Expense
Interest income	13,204	17,671
Change in fair value of warrant liabilities	(5,146)	(4,508)
Interest expense	(25)	(46)
Other expense	(684)	(2,977)
Total nonoperating income and expense	7,349	10,140
Loss before income tax expense (benefit)	(93,483)	(95,193)
Income tax expense (benefit)	(8)	1,194
Share of net loss (income) of equity method investee	(65)	133
Net Loss Attributable to Common Stockholders	$(93,410)	$(96,520)
Other Comprehensive Income	315	598
Comprehensive Loss Attributable to Common Stockholders	$(93,095)	$(95,922)
Basic and diluted loss per share	$(0.51)	$(0.54)
Weighted average shares outstanding – basic and diluted	184,902,712	179,397,332

Solid Power, Inc.

Consolidated Statements of Cash Flows

(in thousands, except par value, share amounts, and per share amounts)

	For the Years Ended December 31,
	2025	2024
Cash Flows from Operating Activities
Net loss	$(93,410)	$(96,520)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	18,422	16,464
Amortization of right-of-use assets	1,370	900
Loss on sales of property, plant, and equipment	574	1,957
Gain on sales of property, plant, and equipment	(20)	—
Loss on extinguishment of note receivable	—	760
Share of net loss (income) of equity method investee	(65)	133
Stock-based compensation expense	8,990	11,972
Change in fair value of warrant liabilities	5,146	4,508
Accretion of discounts on other long-term liabilities	65	78
Accretion of loan receivable from equity method investee	(131)	(24)
Amortization of premiums and accretion of discounts on available-for-sale-securities	(4,691)	(7,805)
Loss on change in assessment of finance lease purchase options	84	—
Impairment loss on abandoned patents	748	—
Change in operating assets and liabilities that provided (used) cash and cash equivalents:
Accounts receivable	278	160
Contract assets	(7,490)	—
Prepaid expenses and other current assets and other assets	(366)	710
Accounts payable and other accrued liabilities	1,416	1,268
Deferred revenue	(2,952)	3,150
Deferred revenue from related parties	172	(828)
Accrued compensation	(537)	(11)
Operating lease liabilities	(996)	(771)
Net cash and cash equivalents used in operating activities	(73,393)	(63,899)
Cash Flows from Investing Activities
Purchases of property, plant and equipment	(10,209)	(15,942)
Purchases of available-for-sale securities	(277,726)	(216,193)
Proceeds from sales of available-for-sale securities	268,891	302,966
Proceeds from sales of property, plant and equipment	20	77
Cash paid for loan receivable from equity method investee	—	(5,610)
Cash paid for equity method investment	—	(656)
Purchases of intangible assets	(873)	(438)
Net cash and cash equivalents provided by (used in) investing activities	(19,897)	64,204
Cash Flows from Financing Activities
Proceeds from exercise of stock options	5,259	273
Proceeds from issuance of shares of common stock under the ESPP	365	412
Cash paid for withholding of employee taxes related to stock-based compensation	(1,031)	(615)
Repurchase of shares of common stock	(3,592)	(9,072)
Proceeds from the ATM, net of commissions	89,391	—
Offering costs for the issuance of common stock under the ATM	(624)	—
Payments on finance lease liabilities	(284)	(427)
Net cash and cash equivalents provided by (used in) financing activities	89,484	(9,429)

Net decrease in cash and cash equivalents	(3,806)	(9,124)
Cash and cash equivalents at beginning of period	25,413	34,537
Cash and cash equivalents at end of period	$21,607	$25,413

Supplemental information
Cash paid for interest	$26	$46
Accrued capital expenditures	$103	$1,196
Unpaid reimbursement on capital expenditures	$1,039	$—
Accrued offering costs for the issuance of common stock under the ATM	$5	$—